UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2020

PAR Technology Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

               Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders of PAR Technology Corporation (the “Company”) was held on Thursday, June 4, 2020 (the “Annual Meeting”). The final results of the stockholders’ vote on each of the proposals presented for a vote at the Annual Meeting are as follows:

Proposal 1 - Election of Directors.

The five (5) nominees for election to the Company’s Board of Directors were elected to serve until the 2021 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or, earlier, until his or her death, resignation, or removal, based upon the following votes:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Douglas G. Rauch	9,717,946	120,863	4,141,790
Cynthia A. Russo	9,759,051	79,758	4,141,790
John W. Sammon	8,534,447	1,304,362	4,141,790
Savneet Singh	9,776,721	62,088	4,141,790
James C. Stoffel	8,417,280	1,421,529	4,141,790

Proposal 2 - Non-binding Advisory Vote to Approve the Compensation of the Named Executive Officers.

The proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company's proxy statement was approved based upon the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
9,031,945	756,427	50,437	4,141,790

Proposal 3 - Approval of an Amendment to the Company’s Certificate of Incorporation to Increase the Authorized Shares of Common Stock to 58,000,000.

The proposal to approve an amendment to the Company’s Certificate of Incorporation as disclosed in the Company's proxy statement was approved based upon the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
13,606,109	246,717	127,773	-----

Proposal 4 - Approval of an Amendment to the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan to Increase the Number of Shares of Common Stock Issuable Under the Plan.

The proposal to approve an amendment to the Amended and Restated PAR Technology Corporation 2015 Equity Incentive Plan as disclosed in the Company's proxy statement was approved based upon the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
9,754,539	65,169	19,101	4,141,790

Proposal 5 - Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditors.

The proposal to approve, on a non-binding, advisory basis, the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2020 as disclosed in the Company's proxy statement was approved based upon the following votes:

Votes For	Votes Against	Abstained	Broker Non-Votes
13,932,808	25,804	21,987	-----

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date: June 9, 2020	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial and Accounting Officer
(Principal Financial Officer)